POWER OF ATTORNEY

The undersigned trustees of AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS), a Delaware statutory trust (the “Registrant”), hereby appoint, GLENN BRIGHTMAN, ADRIEN DEBERGHES and MELANIE RINGOLD (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganization listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned officers and trustees hereby execute this Power of Attorney as of the 6 day of May 2025.

/s/ Beth Ann Brown	/s/ James Liddy
Beth Ann Brown	James Liddy

/s/ Carol Deckbar
Carol Deckbar	Prema Mathai-Davis

/s/ Joel W. Motley
Cynthia Hostetler	Joel W. Motley

/s/ Eli Jones	/s/ Edward Perkin
Eli Jones	Edward Perkin

/s/ Elizabeth Krentzman	/s/ Teresa M. Ressel
Elizabeth Krentzman	Teresa M. Ressel

/s/ Jeffrey H. Kupor
Jeffrey H. Kupor	Douglas Sharp

/s/ Anthony J. LaCava, Jr.	/s/ Daniel S. Vandivort
Anthony J. LaCava, Jr.	Daniel S. Vandivort

The undersigned trustees of AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS), a Delaware statutory trust (the “Registrant”), hereby appoint, GLENN BRIGHTMAN, ADRIEN DEBERGHES and MELANIE RINGOLD (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganization listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned officers and trustees hereby execute this Power of Attorney as of the 6 day of May 2025.

Beth Ann Brown	James Liddy

/s/ Prema Mathai-Davis
Carol Deckbar	Prema Mathai-Davis

Cynthia Hostetler	Joel W. Motley

Eli Jones	Edward Perkin

Elizabeth Krentzman	Teresa M. Ressel

Jeffrey H. Kupor	Douglas Sharp

Anthony J. LaCava, Jr.	Daniel S. Vandivort

The undersigned trustees of AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS), a Delaware statutory trust (the “Registrant”), hereby appoint, GLENN BRIGHTMAN, ADRIEN DEBERGHES and MELANIE RINGOLD (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganization listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned officers and trustees hereby execute this Power of Attorney as of the 6 day of May 2025.

Beth Ann Brown	James Liddy

Carol Deckbar	Prema Mathai-Davis

/s/ Cynthia Hostetler
Cynthia Hostetler	Joel W. Motley

Eli Jones	Edward Perkin

Elizabeth Krentzman	Teresa M. Ressel

Jeffrey H. Kupor	Douglas Sharp

Anthony J. LaCava, Jr.	Daniel S. Vandivort

The undersigned trustees of AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS), a Delaware statutory trust (the “Registrant”), hereby appoint, GLENN BRIGHTMAN, ADRIEN DEBERGHES and MELANIE RINGOLD (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganization listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned officers and trustees hereby execute this Power of Attorney as of the 6 day of May 2025.

Beth Ann Brown	James Liddy

Carol Deckbar	Prema Mathai-Davis

Cynthia Hostetler	Joel W. Motley

Eli Jones	Edward Perkin

Elizabeth Krentzman	Teresa M. Ressel

/s/ Douglas Sharp
Jeffrey H. Kupor	Douglas Sharp

Anthony J. LaCava, Jr.	Daniel S. Vandivort

Exhibit A

Target Fund Name	Acquiring Fund Name
AIM Investment Funds (Invesco Investment Funds)	AIM International Mutual Funds (Invesco International Mutual Funds)
Invesco Greater China Fund	Invesco EQV Asia Pacific Equity Fund